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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory L. Weaver, Chief Financial Officer of Nastech Pharmaceutical Company Inc. ("Nastech"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Nastech Pharmaceutical Company Inc. on Form 10-Q for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nastech.

Date:  August 4, 2004.

                                              By: /s/ GREGORY L. WEAVER
                                                  -----------------------
                                              Name:  Gregory L. Weaver
                                              Title:  Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Nastech and will be retained by Nastech and furnished to the Securities Exchange Commission or its staff upon request.